SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of report (Date of earliest event reported): October 8, 2003
                                                 (October 7, 2003)


                                 Panavision Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                  001-12391               13-3593063
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(State or other jurisdiction   (Commission file no.)        (I.R.S. employer
       of corporation)                                     identification no.)


6219 De Soto Avenue
Woodland Hills, California                                        91367
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(Address of principal                                          (Zip code)
  executive offices)


Registrant's telephone number, including area code:  (818) 316-1000
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.           Other Events.

                  On October 7, 2003, the registrant issued a press release announcing that Bob Beitcher, President of the registrant since April, has been named Chief Executive Officer.

                  A copy of the press release is attached to this report as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c) Exhibits.

                  99.1      Press Release, dated October 7, 2003.





                                        1

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PANAVISION INC.



Date:  October 8, 2003                 By:   /s/ Eric W. Golden
                                             -------------------------------
                                             Name:  Eric W. Golden
                                             Title: Executive Vice President and
                                                    General Counsel


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
99.1                  Press Release, dated October 7, 2003.

                                                                 Exhibit 99.1

For immediate release
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BOB BEITCHER NAMED CEO OF PANAVISION INC.

         WOODLAND HILLS, Calif. - October 7, 2003 - Bob Beitcher, President of Panavision Inc. (PVIS.OB) since April, has been named Chief Executive Officer. Panavision Chairman Ronald O. Perelman said, "In his five months as President, Bob has demonstrated the leadership, strategic vision and management ability to guide Panavision to new levels of growth and achievement."

         Prior to joining Panavision, Beitcher served as President of Technicolor Creative Services, a division of Technicolor, Inc., since 2000. Beitcher was also President and Chief Executive Officer of Consolidated Film Industries; Executive Vice President of Paramount Pictures; Managing Director of Jim Henson Productions; and Vice President, Business Affairs of Lucasfilm Ltd. He is on the Executive Committee of the Motion Picture & Television Fund Foundation's Next Generation Council and is a member of the Academy of Motion Picture Arts & Sciences.

         "Panavision has long set the standard for excellence in our industry. I am very gratified that Ronald and the Board of Directors have given me this opportunity to help build on Panavision's unique heritage," said Beitcher.

About the company:

Panavision Inc. is a leading designer and manufacturer of high-precision camera systems, comprising of film and digital cameras, lenses and accessories for the motion picture and television industries. Panavision systems are rented through domestic and international owned and operated facilities and agent network. Panavision also supplies lighting, grip and crane equipment for use by motion picture and television productions and, through its subsidiary EFILM, LLC, provides innovative digital post-production services.

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks, including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.


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For more information:
Suzanne Lezotte
Panavision
6219 De Soto Avenue
Woodland Hills, CA  91367-2602
Voice: 818-316-2233
Cell: 818-427-0116
e-mail: suzannne_lezotte@panavision.com